Exhibit 99.1

FOR IMMEDIATE RELEASE

Compass Minerals Reports Final Fiscal 2024 Third-Quarter Results

OVERLAND PARK, Kan. (Oct. 29, 2024) - Compass Minerals (NYSE: CMP), a leading global provider of essential minerals, today reported final fiscal 2024 third-quarter results.

Unless otherwise noted, it should be assumed that time periods referenced below are on a fiscal-year basis.

REPORTING UPDATE

On Oct. 29, 2024, Compass Minerals filed a Form 10-K/A and a Form 10-Q/A correcting financial statements covering (i) unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, (ii) audited financial statements included in its Annual Report on Form 10-K for the period ended Sept. 30, 2023, (iii) unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended Dec. 31, 2023, and (iv) unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024. With the completion of those restatements, the company has filed its Form 10-Q for the quarterly period ended June 30, 2024.

The final results for the third quarter of 2024 are consistent in all material respects with the preliminary results disclosed on Sept. 17, 2024. A complete set of press release financial highlights follows for the quarter ended June 30, 2024, including comparative quarterly and year-to-date amounts.

The company is currently in the process of finalizing financial results for 2024 and completing its budget for 2025. As a result of this timing, management believes that it would be unable to comment on most items of current interest to the investment community and therefore the company will forego its conference call to discuss the results for the third quarter of 2024. The company expects to resume the regular cadence of quarterly earnings calls beginning with the reporting of results for the fourth quarter of 2024.

Compass Minerals Reports Third Quarter Earnings

About Compass Minerals
Compass Minerals (NYSE: CMP) is a leading global provider of essential minerals focused on safely delivering where and when it matters to help solve nature’s challenges for customers and communities. The company’s salt products help keep roadways safe during winter weather and are used in numerous other consumer, industrial, chemical and agricultural applications. Its plant nutrition products help improve the quality and yield of crops, while supporting sustainable agriculture. Additionally, it is working to develop a long-term fire-retardant business. Compass Minerals operates 12 production and packaging facilities with nearly 2,000 employees throughout the U.S., Canada and the U.K. Visit compassminerals.com for more information about the company and its products.

Investor Contact	Media Contact
Brent Collins	Rick Axthelm
Vice President, Treasurer & Investor Relations	Chief Public Affairs and Sustainability Officer
+1.913.344.9111	+1.913.344.9198
InvestorRelations@compassminerals.com	MediaRelations@compassminerals.com

Forward-Looking Statements and Other Disclaimers
This press release may contain forward-looking statements, including, without limitation, statements about timing of future earnings calls. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. The company uses words such as “may,” “would,” “could,” “should,” “will,” “likely,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “forecast,” “outlook,” “project,” “estimate” and similar expressions suggesting future outcomes or events to identify forward-looking statements or forward-looking information. These statements are based on the company’s current expectations and involve risks and uncertainties that could cause the company’s actual results to differ materially. The differences could be caused by a number of factors, including without limitation (i) weather conditions, (ii) inflation, the cost and availability of transportation for the distribution of the company’s products and foreign exchange rates, (iii) pressure on prices and impact from competitive products, (iv) any inability by the company to successfully implement its strategic priorities or its cost-saving or enterprise optimization initiatives, and (v) the risk that the company may not realize the expected financial or other benefits from its ownership of Fortress North America. For further information on these and other risks and uncertainties that may affect the company’s business, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the company’s Amended Annual Report on Form 10-K/A for the period ended Sept. 30, 2023, its Amended Quarterly Reports on Form 10-Q/A for the quarters ended Dec. 31, 2023 and Mar. 31, 2024, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 filed with the SEC, as well as the company's other SEC filings. The company undertakes no obligation to update any forward-looking statements made in this press release to reflect future events or developments, except as required by law. Because it is not possible to predict or identify all such factors, this list cannot be considered a complete set of all potential risks or uncertainties.

Compass Minerals Reports Third Quarter Earnings

Non-GAAP Measures
In addition to using U.S. generally accepted accounting principles (“GAAP”) financial measures, management uses a variety of non-GAAP financial measures described below to evaluate the company’s and its operating segments’ performance. While the consolidated financial statements provide an understanding of the company’s overall results of operations, financial condition and cash flows, management analyzes components of the consolidated financial statements to identify certain trends and evaluate specific performance areas.

Management uses EBITDA, EBITDA adjusted for items which management believes are not indicative of the company’s ongoing operating performance (“Adjusted EBITDA”) and EBITDA margin to evaluate the operating performance of the company’s core business operations because its resource allocation, financing methods and cost of capital, and income tax positions are managed at a corporate level, apart from the activities of the operating segments, and the operating facilities are located in different taxing jurisdictions, which can cause considerable variation in net earnings. Management also uses adjusted operating earnings, adjusted operating margin, adjusted net earnings, and adjusted net earnings per diluted share, which eliminate the impact of certain items that management does not consider indicative of underlying operating performance. The presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or non-recurring items. Management believes these non-GAAP financial measures provide management and investors with additional information that is helpful when evaluating underlying performance. EBITDA and Adjusted EBITDA exclude interest expense, income taxes and depreciation, depletion and amortization, each of which are an essential element of the company’s cost structure and cannot be eliminated. In addition, Adjusted EBITDA and Adjusted EBITDA margin exclude certain cash and non-cash items, including stock-based compensation, impairment charges and certain restructuring charges. Consequently, any measure that excludes these elements has material limitations. The non-GAAP financial measures used by management should not be considered in isolation or as a substitute for net earnings, operating earnings, cash flows or other financial data prepared in accordance with GAAP or as a measure of overall profitability or liquidity. These measures are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation. The calculation of non-GAAP financial measures as used by management is set forth in the following tables. All margin numbers are defined as the relevant measure divided by sales. The company does not provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP, as the company is unable to estimate significant non-recurring, unusual items and/or distinct non-core initiatives without unreasonable effort. The amounts and timing of these items are uncertain and could be material to the company’s results.

Adjusted operating earnings, adjusted operating earnings margin, adjusted net earnings (loss), and adjusted net earnings (loss) per diluted share are presented as supplemental measures of the company’s performance. Management believes these measures provide management and investors with additional information that is helpful when evaluating underlying performance and comparing results on a year-over-year normalized basis. These measures eliminate the impact of certain items that management does not consider indicative of underlying operating performance. These adjustments are itemized below.

Compass Minerals Reports Third Quarter Earnings

Adjusted net earnings (loss) per diluted share is adjusted net earnings (loss) divided by weighted average diluted shares outstanding. You are encouraged to evaluate the adjustments itemized above and the reasons management considers them appropriate for supplemental analysis. In evaluating these measures you should be aware that in the future the company may incur expenses that are the same as or similar to some of the adjustments presented below.

Special Items Impacting the Three Months Ended June 30, 2024 (unaudited, in millions, except per share data)
Item Description	Segment	Line Item	Amount	Tax Effect(1)	After Tax	EPS Impact
Restructuring charges(2)	Corporate and Other	Other operating expense	$1.5	$—	$1.5	$0.04
Total			$1.5	$—	$1.5	$0.04

Special Items Impacting the Nine Months Ended June 30, 2024 (unaudited, in millions, except per share data)
Item Description	Segment	Line Item	Amount	Tax Effect(1)	After Tax	EPS Impact
Restructuring charges(2)	Corporate and Other	Other operating expense	$16.2	$—	$16.2	$0.39
Restructuring charges(2)	Salt	COGS and Other operating expense	0.4	—	0.4	0.01
Restructuring charges(2)	Plant Nutrition	COGS and Other operating expense	0.6	—	0.6	0.01
Impairments	Corporate and Other	COGS and Loss on impairments	124.8	—	124.8	3.02
Goodwill impairment	Plant Nutrition	Loss on impairments	51.0	—	51.0	1.23
Total			$193.0	$—	$193.0	$4.66
(1)    There were no substantial income tax benefits related to these items given the U.S. valuation allowances on deferred tax assets.
(2)    Restructuring charges do not include certain reductions in stock-based compensation associated with forfeitures stemming from the restructuring activities.

Compass Minerals Reports Third Quarter Earnings

Reconciliation for Adjusted Operating Earnings (unaudited, in millions)
	Three Months Ended June 30,		Nine Months Ended June 30,
	2024	2023	2024	2023
Operating earnings (loss)	$5.9	$(0.6)	$(87.0)	$75.2
Restructuring charges(1)	1.5	2.2	17.2	5.5
Loss on impairments(2)	—	—	175.8	—
Accrued loss and legal costs related to SEC investigation(3)	—	—	—	(0.1)
Adjusted operating earnings	$7.4	$1.6	$106.0	$80.6
Sales	202.9	207.6	908.6	971.1
Operating margin	2.9%	(0.3)%	(9.6)%	7.7%
Adjusted operating margin	3.6%	0.8%	11.7%	8.3%
(1)    The company incurred severance and related charges for reductions in workforce and changes to executive leadership and additional restructuring costs related to the termination of the Company’s lithium development project.
(2)     The company recognized impairments of goodwill, long-lived assets and inventory related to Fortress; and goodwill related to Plant Nutrition for the nine months ended June 30, 2024. The company also recognized the impairment of long-lived assets related to the termination of the lithium development project for the nine months ended June 30, 2024. Impairments of long-lived assets and goodwill are included in loss on impairments, while the impairment of inventory is included in product cost, both on the Consolidated Statements of Operations.
(3)    The company recognized reimbursements related to the settled SEC investigation.

Reconciliation for Adjusted Net (Loss) Earnings (unaudited, in millions)
	Three Months Ended June 30,		Nine Months Ended June 30,
	2024	2023	2024	2023
Net (loss) earnings	$(43.6)	$36.4	$(157.8)	$14.5
Restructuring charges(1)	1.5	2.1	17.2	5.4
Loss on impairments(2)	—	—	175.8	—
Accrued loss and legal costs related to SEC investigation(3)	—	—	—	(0.1)
Adjusted net (loss) earnings	$(42.1)	$38.5	$35.2	$19.8

Net (loss) earnings per diluted share	$(1.05)	$0.88	$(3.83)	$0.35
Adjusted net (loss) earnings per diluted share	$(1.01)	$0.93	$0.83	$0.48
Weighted-average common shares outstanding (in thousands):
Diluted	41,342	41,142	41,284	40,663
(1)    The company incurred severance and related charges for reductions in workforce and changes to executive leadership and additional restructuring costs related to the termination of the Company’s lithium development project. Charges for the three and nine months ended June 30, 2024 were $1.5 million and $17.2 million, respectively. Charges for the three and nine months ended June 30, 2023 were $2.2 million and $5.5 million ($2.1 million and $5.4 million net of tax), respectively.
(2)    The company recognized impairments of goodwill, long-lived assets and inventory related to Fortress; and goodwill related to Plant Nutrition for the three and nine months ended June 30, 2024. The company also recognized the impairment of long-lived assets related to the termination of the lithium development project for the nine months ended June 30, 2024.
(3)    The company recognized reimbursements related to the settled SEC investigation.

Compass Minerals Reports Third Quarter Earnings

Reconciliation for EBITDA and Adjusted EBITDA (unaudited, in millions)
	Three Months Ended June 30,		Nine Months Ended June 30,
	2024	2023	2024	2023
Net (loss) earnings	$(43.6)	$36.4	$(157.8)	$14.5
Interest expense	17.2	14.3	50.4	42.4
Income tax expense (benefit)	32.7	(42.8)	20.4	24.2
Depreciation, depletion and amortization	26.1	24.3	78.4	72.7
EBITDA	32.4	32.2	(8.6)	153.8
Adjustments to EBITDA:
Stock-based compensation - non-cash	(0.7)	3.5	6.3	17.2
Interest income	(0.2)	(1.7)	(0.8)	(4.7)
(Gain) loss on foreign exchange	(0.5)	2.3	(1.1)	4.6
Gain from remeasurement of equity method investment	—	(12.6)	—	(12.6)
Restructuring charges(1)	1.5	2.2	17.2	5.9
Loss on impairments(2)	—	—	175.8	—
Accrued loss and legal costs related to SEC investigation(3)	—	—	—	(0.1)
Other expense, net	0.3	2.7	1.9	3.7
Adjusted EBITDA	$32.8	$28.6	$190.7	$167.8
(1)    The company incurred severance and related charges for reductions in workforce and changes to executive leadership and additional restructuring costs related to the termination of the Company’s lithium development project.
(2)    The company recognized impairments of goodwill, long-lived assets and inventory related to Fortress; and goodwill related to Plant Nutrition for the three and nine months ended June 30, 2024. The company also recognized the impairment of long-lived assets related to the termination of the lithium development project for the nine months ended June 30, 2024.
(3)    The company recognized reimbursements related to the settled SEC investigation.

Compass Minerals Reports Third Quarter Earnings

Salt Segment Performance (unaudited, in millions, except for sales volumes and prices per short ton)
	Three Months Ended June 30,		Nine Months Ended June 30,
	2024	2023	2024	2023
Sales	$160.6	$155.5	$745.3	$824.1
Operating earnings	$25.9	$21.7	$142.6	$141.9
Operating margin	16.1%	14.0%	19.1%	17.2%
Adjusted operating earnings(1)	$25.9	$22.2	$143.0	$143.4
Adjusted operating margin(1)	16.1%	14.3%	19.2%	17.4%
EBITDA(1)	$41.6	$35.9	$189.7	$184.8
EBITDA(1) margin	25.9%	23.1%	25.5%	22.4%
Adjusted EBITDA(1)	$41.6	$36.4	$190.1	$186.3
Adjusted EBITDA(1) margin	25.9%	23.4%	25.5%	22.6%
Sales volumes (in thousands of tons):
Highway deicing	1,090	1,070	6,401	7,886
Consumer and industrial	393	421	1,403	1,529
Total Salt	1,483	1,491	7,804	9,415
Average prices (per ton):
Highway deicing	$77.20	$73.86	$73.60	$68.86
Consumer and industrial	$194.35	$181.66	$195.37	$183.81
Total Salt	$108.27	$104.28	$95.50	$87.53
(1)    Non-GAAP financial measure. Reconciliations follow in these tables.

Reconciliation for Salt Segment Adjusted Operating Earnings (unaudited, in millions)
	Three Months Ended June 30,		Nine Months Ended June 30,
	2024	2023	2024	2023
Reported GAAP segment operating earnings	$25.9	$21.7	$142.6	$141.9
Restructuring charges(1)	—	0.5	0.4	1.5
Segment adjusted operating earnings	$25.9	$22.2	$143.0	$143.4
Segment sales	160.6	155.5	745.3	824.1
Segment operating margin	16.1%	14.0%	19.1%	17.2%
Segment adjusted operating margin	16.1%	14.3%	19.2%	17.4%
(1) The company incurred severance and related charges related to a reduction of its workforce.

Compass Minerals Reports Third Quarter Earnings

Reconciliation for Salt Segment EBITDA and Adjusted EBITDA (unaudited, in millions)
	Three Months Ended June 30,		Nine Months Ended June 30,
	2024	2023	2024	2023
Reported GAAP segment operating earnings	$25.9	$21.7	$142.6	$141.9
Depreciation, depletion and amortization	15.7	14.2	47.1	42.9
Segment EBITDA	$41.6	$35.9	$189.7	$184.8
Restructuring charges(1)	—	0.5	0.4	1.5
Segment adjusted EBITDA	$41.6	$36.4	$190.1	$186.3
Segment sales	160.6	155.5	745.3	824.1
Segment EBITDA margin	25.9%	23.1%	25.5%	22.4%
Segment adjusted EBITDA margin	25.9%	23.4%	25.5%	22.6%
(1) The company incurred severance and related charges related to a reduction of its workforce.

Plant Nutrition Segment Performance (unaudited, dollars in millions, except for sales volumes and prices per short ton)
	Three Months Ended June 30,		Nine Months Ended June 30,
	2024	2023	2024	2023
Sales	$38.8	$47.5	$138.6	$136.8
Operating (loss) earnings	$(1.4)	$2.5	$(56.7)	$12.8
Operating margin	(3.6)%	5.3%	(40.9)%	9.4%
Adjusted operating (loss) earnings(1)	$(1.4)	$3.5	$(5.1)	$14.2
Adjusted operating margin(1)	(3.6)%	7.4%	(3.7)%	10.4%
EBITDA(1)	$7.2	$10.7	$(31.0)	$37.4
EBITDA(1) margin	18.6%	22.5%	(22.4)%	27.3%
Adjusted EBITDA(1)	$7.2	$11.7	$20.6	$38.8
Adjusted EBITDA(1) margin	18.6%	24.6%	14.9%	28.4%
Sales volumes (in thousands of tons)	56	63	205	168
Average price (per ton)	$691.27	$751.58	$676.11	$813.56
(1)    Non-GAAP financial measure. Reconciliations follow in these tables.

Compass Minerals Reports Third Quarter Earnings

Reconciliation for Plant Nutrition Segment Adjusted Operating (Loss) Earnings (unaudited, in millions)
	Three Months Ended June 30,		Nine Months Ended June 30,
	2024	2023	2024	2023
Reported GAAP segment operating (loss) earnings	$(1.4)	$2.5	$(56.7)	$12.8
Restructuring charges(1)	—	1.0	0.6	1.4
Loss on goodwill impairment(2)	—	—	51.0	—
Segment adjusted operating (loss) earnings	$(1.4)	$3.5	$(5.1)	$14.2
Segment sales	38.8	47.5	138.6	136.8
Segment operating margin	(3.6)%	5.3%	(40.9)%	9.4%
Segment adjusted operating margin	(3.6)%	7.4%	(3.7)%	10.4%
(1)    The company incurred severance and related charges related to a reduction of its workforce.
(2)    The company recognized a goodwill impairment during the nine months ended June 30, 2024.

Reconciliation for Plant Nutrition Segment EBITDA and Adjusted EBITDA (unaudited, in millions)
	Three Months Ended June 30,		Nine Months Ended June 30,
	2024	2023	2024	2023
Reported GAAP segment operating (loss) earnings	$(1.4)	$2.5	$(56.7)	$12.8
Depreciation, depletion and amortization	8.6	8.2	25.7	24.6
Segment EBITDA	$7.2	$10.7	$(31.0)	$37.4
Restructuring charges(1)	—	1.0	0.6	1.4
Loss on goodwill impairment(2)	—	—	51.0	—
Segment adjusted EBITDA	$7.2	$11.7	$20.6	$38.8
Segment sales	38.8	47.5	138.6	136.8
Segment EBITDA margin	18.6%	22.5%	(22.4)%	27.3%
Segment adjusted EBITDA margin	18.6%	24.6%	14.9%	28.4%
(1)    The company incurred severance and related charges related to a reduction of its workforce.
(2)    The company recognized a goodwill impairment during the nine months ended June 30, 2024.

Compass Minerals Reports Third Quarter Earnings

COMPASS MINERALS INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in millions, except share and per-share data)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2024	2023	2024	2023
Sales	$202.9	$207.6	$908.6	$971.1
Shipping and handling cost	53.2	53.8	255.1	291.3
Product cost	117.1	119.2	478.0	490.0
Gross profit	32.6	34.6	175.5	189.8
Selling, general and administrative expenses	27.5	33.0	106.5	109.2
Loss on impairments	—	—	173.4	—
Other operating (income) expense	(0.8)	2.2	(17.4)	5.4
Operating earnings (loss)	5.9	(0.6)	(87.0)	75.2
Other (income) expense:
Interest income	(0.2)	(1.7)	(0.8)	(4.7)
Interest expense	17.2	14.3	50.4	42.4
(Gain) loss on foreign exchange	(0.5)	2.3	(1.1)	4.6
Net loss in equity investee	—	0.8	—	3.1
Gain from remeasurement of equity method investment	—	(12.6)	—	(12.6)
Other expense, net	0.3	2.7	1.9	3.7
(Loss) earnings before income taxes	(10.9)	(6.4)	(137.4)	38.7
Income tax expense (benefit)	32.7	(42.8)	20.4	24.2
Net (loss) earnings	$(43.6)	$36.4	$(157.8)	$14.5

Basic net (loss) earnings per common share	$(1.05)	$0.88	$(3.83)	$0.35
Diluted net (loss) earnings per common share	$(1.05)	$0.88	$(3.83)	$0.35
Weighted-average common shares outstanding (in thousands):(1)
Basic	41,342	41,142	41,284	40,663
Diluted	41,342	41,142	41,284	40,663
(1)Weighted participating securities include RSUs and PSUs that receive non-forfeitable dividends and consist of 632,000 and 698,000 weighted participating securities for the three and nine months ended June 30, 2024, respectively, and 453,000 and 469,000 weighted participating securities for the three and nine months ended June 30, 2023, respectively.

Compass Minerals Reports Third Quarter Earnings

COMPASS MINERALS INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in millions)

	June 30,	Sept. 30,
	2024	2023
ASSETS
Cash and cash equivalents	$12.8	$38.7
Receivables, net	92.3	129.3
Inventories	407.5	399.5
Other current assets	34.4	33.4
Property, plant and equipment, net	787.9	852.5
Intangible and other noncurrent assets	260.3	363.5
Total assets	$1,595.2	$1,816.9

LIABILITIES AND STOCKHOLDERS' EQUITY
Current portion of long-term debt	$6.3	$5.0
Other current liabilities	182.1	269.6
Long-term debt, net of current portion	868.8	800.3
Deferred income taxes and other noncurrent liabilities	185.9	221.0
Total stockholders' equity	352.1	521.0
Total liabilities and stockholders' equity	$1,595.2	$1,816.9

Compass Minerals Reports Third Quarter Earnings

COMPASS MINERALS INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in millions)
	Nine Months Ended June 30,
	2024	2023
Net cash provided by operating activities	$27.1	$126.9

Cash flows from investing activities:
Capital expenditures	(93.3)	(84.5)
Acquisition of business, net of cash acquired	—	(18.9)
Other, net	(1.7)	(2.5)

Net cash used in investing activities	(95.0)	(105.9)

Cash flows from financing activities:
Proceeds from revolving credit facility borrowings	359.6	66.7
Principal payments on revolving credit facility borrowings	(289.2)	(218.2)
Proceeds from issuance of long-term debt	69.4	237.5
Principal payments on long-term debt	(70.3)	(311.7)
Payments for contingent consideration	(9.1)	—
Net proceeds from private placement of common stock	—	240.7
Dividends paid	(12.7)	(18.7)
Deferred financing costs	(2.1)	(3.9)
Shares withheld to satisfy employee tax obligations	(2.0)	(1.6)
Other, net	(1.4)	(0.9)

Net cash provided by (used in) financing activities	42.2	(10.1)
Effect of exchange rate changes on cash and cash equivalents	(0.2)	1.0
Net change in cash and cash equivalents	(25.9)	11.9
Cash and cash equivalents, beginning of the year	38.7	46.1

Cash and cash equivalents, end of period	$12.8	$58.0

Compass Minerals Reports Third Quarter Earnings

COMPASS MINERALS INTERNATIONAL, INC.
SEGMENT INFORMATION
(unaudited, in millions)

Three Months Ended June 30, 2024	Salt	Plant Nutrition	Corporate & Other(1)	Total
Sales to external customers	$160.6	$38.8	$3.5	$202.9
Intersegment sales	—	2.8	(2.8)	—
Shipping and handling cost	48.2	5.0	—	53.2
Operating earnings (loss)(2)(3)	25.9	(1.4)	(18.6)	5.9
Depreciation, depletion and amortization	15.7	8.6	1.8	26.1
Total assets (as of end of period)	1,013.3	408.1	173.8	1,595.2

Three Months Ended June 30, 2023	Salt	Plant Nutrition	Corporate & Other(1)	Total
Sales to external customers	$155.5	$47.5	$4.6	$207.6
Intersegment sales	—	2.8	(2.8)	—
Shipping and handling cost	48.2	5.6	—	53.8
Operating earnings (loss)(3)	21.7	2.5	(24.8)	(0.6)
Depreciation, depletion and amortization	14.2	8.2	1.9	24.3
Total assets (as of end of period)	970.1	477.1	286.3	1,733.5

Nine Months Ended June 30, 2024	Salt	Plant Nutrition	Corporate & Other(1)	Total
Sales to external customers	$745.3	$138.6	$24.7	$908.6
Intersegment sales	—	6.6	(6.6)	—
Shipping and handling cost	235.9	18.6	0.6	255.1
Operating earnings (loss)(2)(3)(4)	142.6	(56.7)	(172.9)	(87.0)
Depreciation, depletion and amortization	47.1	25.7	5.6	78.4

Compass Minerals Reports Third Quarter Earnings

Nine Months Ended June 30, 2023	Salt	Plant Nutrition	Corporate & Other(1)	Total
Sales to external customers	$824.1	$136.8	$10.2	$971.1
Intersegment sales	—	7.1	(7.1)	—
Shipping and handling cost	274.9	16.4	—	291.3
Operating earnings (loss)(2)(3)	141.9	12.8	(79.5)	75.2
Depreciation, depletion and amortization	42.9	24.6	5.2	72.7
(1)    Corporate and other includes corporate entities, records management operations, the Fortress fire retardant business, equity method investments, lithium costs and other incidental operations and eliminations. Operating earnings (loss) for corporate and other includes indirect corporate overhead, including costs for general corporate governance and oversight, lithium-related expenditures, as well as costs for the human resources, information technology, legal and finance functions.
(2)    Corporate operating results were impacted by net gains of $0.9 million and $23.1 million related to the decline in the valuation of the Fortress contingent consideration for the three and nine months ended June 30, 2024, respectively. Corporate operating results also include net reimbursements related to the settled SEC investigation of $0.1 million for the nine months ended June 30, 2023.
(3)    The company continued to take steps to align its cost structure to its current business needs. These initiatives impacted Corporate operating results and resulted in net severance and related charges for reductions in workforce and changes to executive leadership and additional restructuring costs related to the termination of the Company’s lithium development project of $1.5 million and $17.2 million for the three and nine months ended June 30, 2024, respectively, and $2.2 million and $5.5 million for the three and nine months ended June 30, 2023, respectively.
(4)    The company recognized impairments of goodwill, long-lived assets and inventory related to Fortress; and goodwill related to Plant Nutrition of $175.8 million during the nine months ended June 30, 2024, which impacted operating results. The company also recognized the impairment of long-lived assets related to the termination of the lithium development project for the nine months ended June 30, 2024.